Summary
Prospectus

March 1, 2010

Before you invest, you may want to review the Fund's Prospectus and Statement of Additional Information, both of which are dated March 1, 2010 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Value Fund

Class  A  ......  SVLSX

Class  C  ......  VVFCX

Class  I   ......  VVFIX

Class  R  ......  VVFGX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

Value Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 49 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.50%	1.29%	0.20%	0.65%
Total Annual Fund Operating Expenses	1.25%	3.04%	0.95%	1.90%
Fee Waiver/Expense Reimbursement	0.00%	(1.04)%	(0.02)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%[1]	0.93%[1]	1.60%[1]

1The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class C, Class I and Class R shares do not exceed 2.00%, 0.93% and 1.60%, respectively, until at least February 28, 2014, February 28, 2011 and February 28, 2011, respectively.

Value Fund Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$949	$1,222	$1,999
Class C (If you sell your shares at the end of the period.)	$303	$627	$1,197	$3,047
Class C (If you do not sell your shares at the end of the period.)	$203	$627	$1,197	$3,047
Class I	$95	$301	$524	$1,165
Class R	$163	$568	$999	$2,198

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

Value Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on companies with above average total return potential. The securities in the Fund usually are listed on a national exchange. The Fund may invest a portion of its assets in American Depository Receipts.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

■  Returns are reduced as a result of actively trading the Fund's portfolio.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Value Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  19.74% (quarter ended June 30, 2009)

Lowest  -23.18% (quarter ended December 31, 2008)

Value Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A
Before Taxes	16.56%	(0.46)%	0.30%
After Taxes on Distributions	16.31%	(1.67)%	(0.90)%
After Taxes on Distributions and Sale of Fund Shares	11.01%	(0.61)%	(0.05)%
CLASS C
Before Taxes	21.78%	(0.07)%	6.02%[1]
CLASS I
Before Taxes	24.18%	(10.17)%[2]	N/A
CLASS R
Before Taxes	23.38%	0.34%	0.57%
INDEX
Russell 1000® Value Index[1] Index returns reflect no deduction for fees, expenses, or taxes.	19.69%	(0.25)%	2.47%

1Performance is from March 1, 2003, inception date of Class C shares.

2Performance is from August 31, 2007, inception date of Class I shares.

3The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with generally lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe. It is not possible to invest directly in an index.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Arvind K. Sachdeva is a Chief Investment Officer and a Senior Managing Director of the Adviser. He has been lead portfolio manager of the Fund since August 2005.

Jason E. Putman is a Managing Director of the Adviser and has been a portfolio manager of the Fund since March 2006.

Value Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.